Exhibit 10.3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (the “Pledge Agreement”), dated as of February 22, 2018, (the “Effective Date”), is entered into by and between AIRCO, LLC, a North Carolina limited liability company (the “Pledgor”), and MINNESOTA BANK & TRUST, a Minnesota state banking corporation company (the “Lender”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement (hereinafter defined).

WHEREAS, Pledgor’s wholly-owned subsidiary, AirCo 1, LLC, a Delaware limited liability company (“Borrower”), has entered into that certain Second Loan Agreement dated as of February 22, 2018 (the “Loan Agreement”), by and between Borrower and Lender, pursuant to which Lender has agreed, subject to certain conditions precedent, to make a loan to Borrower;

WHEREAS, as set forth on Schedule I, as of the Effective Date, Pledgor owns one hundred percent (100%) of the issued limited liability company membership interests (collectively, the "Pledgor Interests"), in Borrower;

WHEREAS, Lender has required, as a condition to entering into the Loan Agreement, that Pledgor execute and deliver this Pledge Agreement;

NOW, THEREFORE, for and in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:

Section 1.     Pledge. Pledgor hereby pledges and grants to Lender a security interest in the collateral described in Sections 1.1 and 1.2 below (collectively, the “Pledged Collateral”):

1.1     Pledged Interest.

(a)     The Pledgor Interests (such membership interests being identified on Schedule I attached hereto and referred to as the “Pledged Interests”) of Borrower, for which Pledgor shall deliver to Lender stock powers in the form of Exhibit A attached hereto and made a part hereof (the “Powers”) duly executed in blank, and all distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Interests.

(b)     All additional membership interests of Borrower described in Section 1.1(a) above from time to time acquired by Pledgor in any manner (any such additional membership interests shall constitute part of the Pledged Interests and Lender is irrevocably authorized to unilaterally amend Schedule I hereto to reflect such additional membership interests and Pledgor shall promptly deliver to Lender an executed Power with respect to the additional membership interests), and all purchase options, distributions, cash, instruments, investment property and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests.

1.2     Proceeds. All proceeds of the Pledged Collateral described in Section 1.1 above.

Section 2.     Security for Obligations. The Pledged Collateral secures the prompt payment and performance of all Obligations under the Loan Documents.

Section 3.     Pledged Collateral Adjustments. If, during the term of this Pledge Agreement:

(a)     Any distribution, reclassification, readjustment or other change is declared or made in the capital structure of Borrower, or any option included within the Pledged Collateral is exercised, or both, or

(b)     Any rights or options shall be issued in connection with the Pledged Collateral, then One Hundred Percent (100%) of all new, substituted and additional, membership interests, rights, options, investment property or other securities, issued to Pledgor by reason of any of the foregoing, shall be immediately delivered to and held by Lender under the terms of this Pledge Agreement and shall constitute Pledged Collateral hereunder; provided, however, that nothing contained in this Section 3 shall be deemed to permit any distribution, or membership interests, rights or options, reclassification, readjustment or other change in the capital structure of Borrower which is not expressly permitted by the Loan Agreement. Pledgor shall promptly deliver an executed Power to Lender with respect to any new membership interest obtained by Pledgor.

Section 4.     Subsequent Changes Affecting Pledged Collateral. Pledgor represents and warrants that it has made its own arrangements for keeping itself informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of cash distributions or other distributions, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Lender shall not have any obligation to inform Pledgor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. Lender may, during the continuance of an Event of Default, in connection with the exercise of its remedies hereunder, without notice and at its option, transfer or register the Pledged Collateral or any part thereof into its or its nominee’s name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

Section 5.     Representations and Warranties. Pledgor represents and warrants as follows as of the Effective Date and as of each date on which representations and warranties under the Loan Agreement shall be made:

(a)     Pledgor is the sole legal and beneficial owner of the membership interests of Borrower, as set forth on Schedule I hereto, and the Pledged Interests comprise one hundred percent (100%) of the limited liability membership interests of Borrower;

(b)     Pledgor has full limited liability company power and authority to enter into this Pledge Agreement;

(c)     There are no restrictions upon the voting rights associated with, or upon the transfer of, any of the Pledged Collateral;

(d)     Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Pledged Collateral free of any Liens, except for any Liens permitted hereunder or under the terms of the Loan Agreement, and the Liens created by this Pledge Agreement;

(e)     Pledgor owns the Pledged Collateral free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest therein, except for the pledge and security interest granted to Lender hereunder;

(f)     The pledge of the Pledged Collateral does not violate (1) the Articles of Organization or Limited Liability Agreement of Borrower, or any indenture, mortgage, bank loan or credit agreement to which Pledgor or Borrower is a party or by which any of their respective properties or assets may be bound; or (2) any restriction on such transfer or encumbrance of such Pledged Collateral;

(g)     Pledgor hereby authorizes Lender to file financing statements pursuant to the UCC as Lender may request to perfect the security interest granted hereby;

(h)     No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body that has not been obtained is required either (i) for the pledge of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor or (ii) for the exercise by Lender of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally or other applicable law);

(i)     Upon the taking of possession of the Pledged Collateral or the filing of the appropriate UCC filing statements, the pledge of the Pledged Collateral pursuant to this Pledge Agreement will create a valid and perfected first priority security interest in the Pledged Collateral, in favor of Lender for the benefit of Lender, securing the payment and performance of Pledgor’s obligations under the Loan Documents;

(j)     The Powers are duly executed and to Pledgor’s knowledge, give Lender the authority they purport to confer;

(k)     Pledgor has no obligation to make further capital contributions or make any other payments to Borrower with respect to its interest therein other than as specifically set forth in the Borrower Formation Documents (as defined in the Loan Agreement);

(l)     The Pledged Interests have been validly issued, are fully paid and non-assessable;

(m)     Borrower owns all right, title and interest in and to the Collateral (as defined in the Security Agreement); and

(o)     The Acknowledgment and Consent (in the form attached hereto as Exhibit B) has been duly executed by Borrower.

Section 6.     Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 6 below, Pledgor shall have the right to vote the Pledged Interests on all governing questions in a manner not inconsistent with the terms of this Pledge Agreement, the Loan Agreement and any other agreement, instrument or document executed pursuant thereto or in connection therewith. During the continuation of an Event of Default, Lender or Lender’s nominee may, at Lender’s or such nominee’s option and following written notice from Lender to Pledgor, exercise all voting powers pertaining to the Pledged Collateral, including, if allowed by the terms of the Borrower Formation Documents, the right to take action by written consent, and as such (x) exercise, or direct Pledgor as to the exercise of all voting, consent, managerial, election and other rights to the applicable Pledged Collateral and (y) exercise, or direct Pledgor as to the exercise of any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the applicable Pledged Collateral, as if Lender were the absolute owner thereof, all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure so to do or delay in so doing. Such authorization shall constitute an irrevocable voting proxy, coupled with an interest, from Pledgor to Lender or, at Lender’s option, to Lender’s nominee.

Section 7.     Distributions.

(a)     So long as no Event of Default shall have occurred and is continuing:

(i)     Pledgor shall be entitled to receive and retain any and all distributions and interest paid in respect of the Pledged Collateral to the extent such distributions are not prohibited by the Loan Agreement, provided, however, that any and all

(A) distributions and interest paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Pledged Collateral;

(B) distributions paid or payable in cash with respect to any of the Pledged Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and

(C) cash paid, payable or otherwise distributed with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

shall be Pledged Collateral, and shall be forthwith delivered to Lender to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for Lender, be segregated from the other property or funds of Pledgor, and be delivered immediately to Lender as Pledged Collateral in the same form as so received (with any necessary endorsement); and

(b)     Upon the occurrence and during the continuance of an Event of Default:

(i)     All rights of Pledgor to receive the distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(i) hereof shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to receive and hold as Pledged Collateral such distributions and interest payments;

(ii)     All distributions and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Section 7(b) shall be received in trust for Lender, shall be segregated from other funds of Pledgor and shall be paid over immediately to Lender as Pledged Collateral in the same form as so received (with any necessary endorsements);

(iii)     Pledgor shall, upon the request of Lender, at Pledgor’s expense, execute and deliver all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the reasonable opinion of Lender, Pledgor or their respective counsel, advisable to register the applicable Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and to exercise its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Lender, Pledgor or their respective counsel, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(iv)     Pledgor shall, upon the request of Lender, at Pledgor’s expense, use its reasonable efforts to qualify the Pledged Collateral under state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Lender;

(v)     Pledgor shall, upon the request of Lender, at Pledgor’s expense, cause the Borrower to make available to the holders of its securities, as soon as practicable, earnings statements which will satisfy the provisions of Section 11(a) of the Securities Act to the extent such provisions are applicable to the Borrower; and

(vi)     Pledgor shall, upon the request of Lender, at Pledgor’s expense, do or cause to be done all such other reasonable acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor will reimburse Lender for all reasonable expenses incurred by Lender, including, without limitation, reasonable attorneys’ and accountants’ fees and expenses in connection with the foregoing. Upon or at any time after the occurrence of an Event of Default, if Lender determines that, prior to any public offering of any securities constituting part of the Pledged Collateral, such securities should be registered under the Securities Act and/or registered or qualified under any other federal or state law and such registration and/or qualification is not practicable, then Pledgor agrees that it will be commercially reasonable if a private sale, upon at least five (5) Business Days’ notice to Pledgor, is arranged so as to avoid a public offering, even though the sales price established and/or obtained at such private sale may be substantially less than prices which could have been obtained for such security on any market or exchange or in any other public sale. Pledgor hereby indemnifies Lender for any and all liabilities incurred by Lender as a result of becoming a member of the Borrower, except to the extent caused by Lender’s gross negligence or willful misconduct.

Section 8.     Transfers and Other Liens; Issuance. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of Lender, except as permitted under the Loan Agreement, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement, and except for any Permitted Lien, or (iii) issue or permit the issuance or grant of any membership interests not currently issued in the Borrower.

Section 9.     Remedies.

(a)     Lender shall have, in addition to any other rights given under this Pledge Agreement or by applicable law, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code of the State of Minnesota. Lender (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral for the purpose of exercise of rights and remedies available hereunder and under applicable law, to exercise all voting rights with respect thereto, to collect and receive all cash distributions and other distributions made thereon, and to otherwise act with respect to the Pledged Collateral as though Lender were the outright owner thereof, Pledgor hereby irrevocably constituting and appointing Lender as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so; provided, however, that Lender shall have no duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so; provided, further, however, that Lender agrees to exercise such proxy and other rights and remedies described in this sentence only so long as an Event of Default shall have occurred and is continuing and following written notice thereof to Pledgor. In addition, after the occurrence of an Event of Default and during the continuation thereof, Lender shall have such powers of sale and other powers as may be conferred by applicable law. With respect to the Pledged Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Lender or which Lender shall otherwise have the ability to transfer under this Pledge Agreement and applicable law, Lender may, in its sole discretion, without notice except as specified herein or by applicable law, upon the occurrence and during the continuation of an Event of Default, sell or cause the same to be sold in accordance with applicable law at any exchange, broker’s board or at public or private sale, in one or more sales or lots, at such price as Lender may deem best, for cash or on credit on commercially reasonable terms or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Pledged Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance or right of any kind whatsoever. Lender may, in its own name, or in the name of a designee or nominee, buy the Pledged Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor will pay to Lender all reasonable expenses (including, without limitation, court costs and reasonable attorneys’ and paralegals’ fees and expenses) of, or incidental to, the enforcement of any of the provisions hereof. Lender agrees to distribute any proceeds of the sale of the Pledged Collateral in accordance with the Loan Agreement and applicable law and Pledgor shall remain liable for any deficiency and shall be entitled to any surplus following the sale of the Pledged Collateral.

(b)     Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Lender will give Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Notwithstanding any provision to the contrary contained herein, Pledgor agrees that any requirements of reasonable notice shall be met if such notice is received by Pledgor as provided in Section 19 below at least ten (10) Business Days before the time of the sale or disposition; provided, however, that Lender may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand or advertisement for sale is waived, to the extent permitted by law.

(c)     In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, Pledgor agrees that after the occurrence and during the continuation of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. If it elects to sell the Pledged Collateral by means of a private placement, Lender shall offer to sell or solicit offers to buy, and shall sell and transfer, the Pledged Collateral, or any part of it, in accordance with applicable law including without limitation to a limited number of sophisticated investors qualified to purchase the Pledged Collateral. If Lender solicits such offers from not less than four (4) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral; provided, however, that this Section does not impose a requirement that Lender solicit offers from four or more investors in order for the sale to be commercially reasonable.

Section 10.     Lender Appointed Attorney-in-Fact.

(a)     Pledgor hereby appoints Lender its attorney-in-fact, coupled with an interest, with full authority, in the name of Pledgor or otherwise, from time to time in Lender’s sole discretion, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any distribution, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to arrange for the transfer of all or any part of the Pledged Collateral on the books of the Borrower to the name of Lender or Lender’s nominee; provided, however, that Lender agrees to exercise such powers only so long as an Event of Default shall have occurred and is continuing.

(b)     Upon the indefeasible payment in full of all Obligations in cash and the termination of any commitment on the part of Lender to lend to Borrower, all Pledged Collateral (and all stock or other powers delivered in connection therewith) shall be returned to Pledgor and all rights with respect to the Pledged Collateral or the Borrower vested in Lender pursuant to this Pledged Agreement shall expire, terminate and be of no further effect whatsoever and Lender shall provide any release or other instruments required to effect such release or as reasonably requested by Pledgor to evidence such release.

Section 11.     Waivers.

(a)     Pledgor waives presentment and demand for payment of any of Pledgor’s obligations under the Loan Documents, protest and notice of dishonor or Event of Default with respect to any of Pledgor’s obligations under the Loan Documents and all other notices to which Pledgor might otherwise be entitled except as otherwise expressly provided herein or in the Loan Agreement except to the extent that applicable law shall prohibit such waiver, protest or notice.

(b)     Pledgor understands and agrees that its obligations and liabilities under this Pledge Agreement shall remain in full force and effect, notwithstanding foreclosure of any property securing all or any part of the Obligations under the Loan Documents by trustee sale or any other reason impairing the right of Pledgor or Lender to proceed against the Borrower, any other guarantor or the Borrower's or such guarantor’s property. Pledgor agrees that all of its obligations under this Pledge Agreement shall remain in full force and effect without defense, offset or counterclaim of any kind, notwithstanding that Pledgor’s rights against the Borrower may be impaired, destroyed or otherwise affected by reason of any action or omission on the part of Lender other than actions or omissions that are determined to constitute gross negligence or willful misconduct on the part of Lender.

(c)     Pledgor hereby expressly waives the benefits of any law in any jurisdiction purporting to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

Section 12.     Term. This Pledge Agreement shall remain in full force and effect until all Obligations under the Loan Documents have been fully and indefeasibly paid in cash and any commitment on the part of Lender to provide credit has been terminated.

Section 13.     Definitions. The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

Section 14.     Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Pledgor, Lender, and their respective successors and assigns. Pledgor’s successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Pledgor.

Section 15.     GOVERNING LAW. ANY DISPUTE BETWEEN PLEDGOR AND LENDER OR ANY OTHER HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF MINNESOTA, WHERE APPLICABLE, (EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF LAWS OF ANOTHER STATE). THE PARTIES TO THIS PLEDGE AGREEMENT HAVE VOLUNTARILY ELECTED THAT THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL LOANS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA.

Section 16.     CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

(A) NON-EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES AND ACCEPTS FOR ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS THE NON-EXCLUSIVE JURISDICTION OF the courts of the State of MINNESOTA sitting in the County of HENNEPIN and of the United States District Court of the District of MINNESOTA, and any appellate court from any thereof. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

(B) OTHER JURISDICTIONS. PLEDGOR AGREES THAT LENDER, OR ANY HOLDER OF SECURED OBLIGATIONS SHALL HAVE THE RIGHT TO PROCEED AGAINST PLEDGOR OR ITS RESPECTIVE PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER PLEDGOR OR (2) REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR (3) IN ORDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING THAT IS SEPARATE FROM ANY PROCEEDING BROUGHT UNDER CLAUSE (A) ABOVE AND THAT IS BROUGHT BY SUCH PERSON SOLELY TO REALIZE ON ANY SECURITY FOR THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

(C) SERVICE OF PROCESS. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF LENDER TO SERVE ANY WRITS, SERVICE OF PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING ISSUED BY ANY COURT REFERRED TO IN THIS SECTION 16 IN ANY MANNER PERMITTED BY APPLICABLE LAW.

(D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THIS PLEDGE AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PLEDGE AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 17.     Further Assurances. Pledgor agrees that it will cooperate with Lender and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments and documents, and will take all such other actions, including, without limitation, the authorization and filing of financing statements, as Lender may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

Section 18.     Lender’s Duty of Care. Lender shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including, without limitation, acts, omissions, errors or mistakes with respect to the Pledged Collateral, except for those arising out of or in connection with Lender’s (i) gross negligence or willful misconduct, (ii) failure to use reasonable care with respect to the safe custody of the Pledged Collateral in Lender’s possession or (iii) breach of its express obligations under this Pledge Agreement. Without limiting the generality of the foregoing, Lender shall be under no obligation to take any steps necessary to preserve rights in the Pledged Collateral against any other parties but may do so at its option. All reasonable expenses incurred in connection therewith shall be for the sole account of Pledgor, and shall constitute part of Pledgor’s obligations under the Loan Documents secured hereby.

Section 19.     Notices. Any notices or demands required or contemplated hereunder shall be written and shall be effective two days after the placing thereof in the United States mails postage prepaid or with a nationally-recognized courier service such as Federal Express, addressed to the relevant party at its address set forth on the signature page below.

Section 20.     Amendments, Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender pursuant to the terms of the Loan Agreement, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 21.     Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

Section 22.     Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

Section 23.     Merger. This Pledge Agreement and the other Loan Documents embody the final and entire agreement and understanding among Pledgor and Lender and supersede all prior agreements and understandings among Pledgor and Lender relating to the subject matter thereof. This Pledge Agreement and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties hereto.

Section 24.     Irrevocable Proxy. Solely with respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Lender, from the date of this Agreement until the termination of this Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Pledged Interest in the Borrower by Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy granted and appointed in this Section 24 shall include the right to sign Pledgor’s name (as a member of the Borrower) to any consent, certificate or other document relating to an Article 8 Matter and the Pledged Interests that applicable law may permit or require, to cause the Pledged Interest to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Pledged Interest that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Pledged Interest with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

As used herein, “Article 8 Matter” means any action, decision, determination or election by the Borrower or its members that their membership interests or other equity interests, or any of them, be, or cease to be, a “security” as defined in and governed by Article 8 of the Uniform Commercial Code, and all other matters related to any such action, decision, determination or election.

The proxies and powers granted by the Pledgor pursuant to this Agreement are coupled with an interest and are given to secure the performance of the Pledgor’s obligations.

(Signature Page Follows)

IN WITNESS WHEREOF, Pledgor and Lender have executed this Pledge Agreement as of the date set forth above.

AIRCO, LLC, a North Carolina limited liability company

By:

Its:

Address for Notices: AirCo, LLC 5930 Balsom Ridge Road Denver, North Carolina 28037 Attention: Candice Otey

With a copy to (which shall not constitute notice or service of process):

Winthrop & Weinstine, P.A. 225 S. 6th Street Minneapolis, MN 55402 Attention: David Moran, Esq.

[Signature page to Pledge Agreement]

IN WITNESS WHEREOF, Pledgor and Lender have executed this Pledge Agreement as of the date set forth above.

MINNESOTA BANK & TRUST, a Minnesota state banking corporation

By:
Name:	Eric P. Gundersen
Its:	Senior Vice President

Address for Notices:

7701 France Avenue South, Suite 110 Edina, MN 55435 Attention: Mr. Eric P. Gundersen, SVP Telephone No.: (952) 841-9331

With a copy to (which shall not constitute notice or service of process):

Fabyanske, Westra, Hart & Thomson, P.A 333 South Seventh Street, Suite 2600 Attention: Frederick H. Ladner, Esq.

[Signature page to Pledge Agreement]

SCHEDULE I

to

PLEDGE AGREEMENT

dated as of February 22, 2018

PLEDGED SUBSIDIARIES

Pledged Membership Interests

Name	Membership Interests of Pledgor Subject to Pledge

AIRCO 1, LLC	100%

EXHIBIT A

to

PLEDGE AGREEMENT

STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _____________________________ one hundred percent (100%) of the limited liability company membership interests of AIRCO 1, LLC, a Delaware limited liability company (the “Membership Interests”), standing in the name of the undersigned on the books of said limited liability company and does hereby irrevocably constitute and appoint ___________________________________ as the undersigned’s true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Membership Interests, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: _______________

AIRCO, LLC, a North Carolina limited liability company

By:	_____________________________ Name: ______________________ Its: __________________________

EXHIBIT B

to

PLEDGE AGREEMENT

FORM OF ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the Pledge Agreement dated as of February 22, 2018, made by AIRCO, LLC, a North Carolina limited liability company ("Borrower") for the benefit of MINNESOTA BANK & TRUST, a Minnesota state banking corporation company, as Lender (the “Pledge Agreement”). The undersigned agrees for the benefit of Lender that:

1.	The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.

The undersigned will notify Lender promptly in writing of the occurrence of any events which may result in Borrower receiving any of the interests or rights described in Section 1.1(b) of the Pledge Agreement.

3.

The terms of Section 7(b)(vi) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 7 of the Pledge Agreement.

4.

This Acknowledgement and Consent shall be considered the written approval of the undersigned, if required by its articles of organization, operating agreement or similar document, for all matters referred to in the Pledge Agreement that may require the consent of the undersigned.

AirCo 1, LLC, A Delaware limited liability company

By:
Its: